UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 20, 2007

INTEGRAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-28353	98-0163519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

805 W. Orchard Dr., Suite 7, Bellingham, WA 98225
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (360) 752-1982

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD.

On November 20, 2007, Integral Technologies, Inc. issued a joint press release with Jasper Rubber Products, Inc. (“Jasper”), relating to Integral’s ElectriPlast™ product and the commercialization progress which has been made since Jasper became Integral’s manufacturing partner.  A copy of the press release is attached as an exhibit hereto.

Item 9.01.  Financial Statements and Exhibits.

Exhibit	Description

99.11	Press release dated November 20, 2007. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integral Technologies, Inc.

	By:	/s/ William A. Ince
William A. Ince, President

Date: November 21, 2007

EXHIBIT INDEX

Exhibit	Description

99.11	Press release dated November 20, 2007. (Filed herewith.)